EXHIBIT 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DRIVEN EQUITY SUB LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	Vice President, General Counsel and Secretary
Date:	11/12/2024

Driven Equity LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	General Counsel and Secretary
Date:	11/12/2024

RC Driven Holdco LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	General Counsel and Secretary
Date:	11/12/2024

Roark Capital Partners III AIV LP

Signature:	/s/ Stephen D. Aronson
Name/Title:	Vice President, General Counsel and Secretary
Date:	11/12/2024

RC III Portfolio Holdings LP

Signature:	/s/ Stephen D. Aronson
Name/Title:	Vice President, General Counsel and Secretary
Date:	11/12/2024

Roark Capital GenPar III Cayman AIV Sub LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	Vice President, General Counsel and Secretary
Date:	11/12/2024

Roark Capital GenPar III LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	General Counsel and Secretary
Date:	11/12/2024

Neal K. Aronson

Signature:	/s/ Neal K. Aronson
Name/Title:	Neal K. Aronson
Date:	11/12/2024

RC IV Cayman ICW Holdings Sub LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	Vice President, General Counsel and Secretary
Date:	11/12/2024

RC IV Cayman ICW Holdings LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	Director
Date:	11/12/2024

RC IV Cayman ICW Equity LLC

Signature:	/s/ Stephen D. Aronson
Name/Title:	Director
Date:	11/12/2024

Roark Capital Partners IV Cayman AIV LP

Signature:	/s/ Stephen D. Aronson
Name/Title:	Director
Date:	11/12/2024

Roark Capital GenPar IV Cayman AIV LP

Signature:	/s/ Stephen D. Aronson
Name/Title:	Director
Date:	11/12/2024

Roark Capital GenPar IV Cayman AIV Ltd.

Signature:	/s/ Stephen D. Aronson
Name/Title:	Director
Date:	11/12/2024